UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2010

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51652	20-8365999
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

27 Marathonos Ave., 15351 Athens, Greece
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 30 210 603 4026

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2010 we announced that we have signed two definitive master services agreements with Genesis BioPharma Group and ABX-CRO Advanced Pharmaceutical Services to begin clinical studies and regulatory filings for ANAVEX 2-73, our lead compound for the potential treatment of Alzheimer’s Disease.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
10.1	Agreement for Services with Genesis Biopharma Group LLC dated August 10, 2010 (portions of the exhibit have been omitted pursuant to a request for confidential treatment)
10.2	Agreement for Services with ABX-CRO Advanced Pharmaceutical Services dated August 10, 2010 (portions of the exhibit have been omitted pursuant to a request for confidential treatment)
99.1	news release dated August 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

/s/ Harvey Lalach
Harvey Lalach
President, Chief Financial Officer, Secretary and Director
Date: August 17, 2010